Boston Brussels Chicago Düsseldorf London Los Angeles Miami Milan Munich New York Orange County Rome San Diego Silicon Valley Washington, D.C.	Brooks B. Gruemmer Attorney at law bgruemmer@mwe.com 312.984.7594

November 12, 2004

VIA EDGAR and FACSIMILE

Securities and Exchange Commission

Division of Corporation Finance

Washington, D.C. 20549-0303

Attention: Michele M. Anderson

Re:	Vsource, Inc.

Schedule TO-I/A filed November 3, 2004

File No. 5-59913

Dear Ms. Anderson:

On behalf of Vsource, Inc. (the “Company”) we are responding to the Staff’s comment letter dated November 9 (the “Comment Letter”).

For your convenience, we have repeated the comments contained in the Comment Letter, followed by the Company’s responses.

Comment 1.

Please supplement your response to prior comment 1 to address whether or not Vsource’s exchange offer facilitates Symphony’s acquisition of a controlling interest in Vsource Asia and thus is being made on Symphony’s behalf. Additionally, provide the previously requested confirmation from Symphony that it will comply with the requirements of Section 14(e) of the Exchange Act and Regulation 14E in connection with its offer to purchase all shares of Asia Holding Co.

Response. The Vsource exchange offer does not facilitate Symphony’s acquisition of a controlling interest in Vsource Asia, but instead provides:

(1) a mechanism to allow the holders of Vsource’s preferred stock to elect to either remain a shareholder of Vsource or continue to participate in the Vsource Asia business by exchanging their preferred stock for Asia Common Shares, and

(2) an opportunity for Vsource to provide a potential return to its common stockholders that would not be available if Vsource simply sold Vsource Asia.

Securities and Exchange Commission

November 12, 2004

If Symphony simply desired to acquire Vsource Asia, it could purchase the shares of Vsource Asia in a stand-alone transaction, without the exchange offer. However, if this were to occur, the holders of Vsource preferred stock would not have an opportunity to continue to participate in the Vsource Asia business, and the holders of Vsource common stock would not have an opportunity to receive any return on their shares since the proceeds from such a sale would be substantially lower than the aggregate liquidation preference of the preferred stock. As described in the Offering Circular, if holders of Preferred Stock do not participate in the exchange offer, and Vsource therefore continues to own Asia Common Shares, Vsource intends to tender those Asia Common Shares to Symphony in the Symphony tender offer. Therefore, the exchange offer is not a necessary step for Symphony to acquire control of Vsource Asia and it does not facilitate Symphony’s acquisition of a controlling interest in Vsource Asia. Instead, the exchange offer facilitates Vsource’s attempts to provide the opportunities to its stockholders described above. Symphony does not benefit from, and does not have an interest in, the exchange offer. Instead, the control of Vsource Asia that Symphony will obtain will result from its acquisition of the shares of Vsource’s subsidiary, Asia Holding Co., and that acquisition of control is independent of the purpose, function and operation of the exchange offer.

As outlined in our prior response to the Staff, based upon the factors outlined in the Project Outline, Symphony does not constitute a “bidder”. Symphony is not participating in the tender for the Vsource preferred stock, will not acquire ownership of any shares of Vsource preferred stock and does not obtain any benefits from the completion of the exchange offer. Vsource is independently completing the exchange offer to provide opportunities to its shareholders, preferred and common, and not to facilitate the acquisition of control of Vsource Asia by Symphony.

The requested confirmation from Symphony is attached.

Comment 2.

We have reviewed your response to prior comment 3 and note your assertion that the exchange offer is not intended to have and will not have either of the effects referred to in Rule 13e-3(a)(3)(ii). However, we intended for our comment to elicit a response relating to whether or not the pending transactions are the first steps in a series of transactions having one or more of the effects listed in Rule 13e-3(a)(3)(ii) with respect to Vsource’s common stock. Please note that the rule applies to a transaction that independently may not constitute a Rule 13e-3 transaction, but is effected “as a part, or in furtherance, of” a series of transactions that, taken together, have a reasonable likelihood or purpose of producing the effects listed in Rule 13e-3(a)(3)(ii). See Question & Answer No. 4 of Exchange Act Release No. 34-17719 and In re William A. Wilkerson and The Phoenix Group of Florida, Inc., Exchange Act Release No. 34-48703. Revise your response accordingly.

Response. The exchange offer is not a first step in a series of transactions having one or more of the effects in Rule 13d-3(a)(3)(ii). To the Company’s knowledge, there are no subsequently

Securities and Exchange Commission

November 12, 2004

planned or anticipated transactions of any type. The Company has not determined what actions may be taken after the completion of the exchange offer and does not currently have any intent or plan to engage in any further transactions, including any transactions that, when taken together, would have a reasonable likelihood or purpose of producing the effects listed in Rule 13e-3(a)(3)(ii). Until the exchange offer is complete the Company will not know how much preferred stock will remain outstanding nor how much cash will be retained by the Company. Therefore, as disclosed in the Information Statement, in light of these uncertainties the Company’s senior management and Board of Directors have decided to defer any decision regarding its future activities and its use of the cash proceeds until after the exchange offer is completed.

Item 10.  Financial Statements

Comment 3.

Despite your response to prior comment 8, we believe that you should disseminate to preferred stockholders the balance sheet data included in your amended Schedule TO as it is material information required by Item 10 of Schedule TO and Item 1010 of Regulation M-A. In addition, please disseminate the additional pro forma information provided in response to prior comment 20.

Response. Today the Company has filed an Amendment No. 2 to its Schedule TO. Attached as Exhibit (a)(5) to the Amendment No. 2 is the form of supplemental letter that is being mailed today to all holders of Preferred Stock. The balance sheet data and pro forma information referred to in your comment are attached to the supplemental letter.

Record Date

Comment 4.

We reference your response to prior comment 12. On a supplemental basis, please promptly advise us if you receive information that someone other than the current 49 holders acquires preferred stock. If so, you will need to analyze whether the new holder(s) will be prohibited from participating in the exchange offer due to the requirement that a holder of preferred stock must be either an accredited investor or a non-U.S. person in order to be eligible to participate. Depending on the circumstances, we may revisit our concern regarding Rule 13e-4(f)(8)(i) at that time.

Response. The Company has not received any information that someone other than the current 49 holders has acquired any preferred stock. As requested in your comment, the Company will promptly advise you if it receives any such information.

Securities and Exchange Commission

November 12, 2004

If you have any questions or comments regarding the above responses, please contact me by telephone at (312) 984-7594 or by facsimile at (312) 984-7700. Thank you for your attention.

Very truly yours,

/s/    BROOKS B. GRUEMMER

Brooks B. Gruemmer